Exhibit 12.1

UNITED COMPANIES FINANCIAL CORPORATION
COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
(dollars in thousands)

                                           Nine Months
                                         Ended Sept. 30,    Year Ended December 31,
                                              1996           1995             1994          1993        1992        1991
                                         ---------------    ------          ---------     -------      ------      ------
Income from continuing operations
  before income taxes                     $97,945          $102,665         $74,994       $40,426      $16,800     $7,420

Add
  Portion of rents representative of the
     interest factor                        2,125             2,259           2,051         1,430        1,121      1,031

  Interest on indebtedness                 27,586            25,559          13,362         9,881       10,897     16,092

  Proportionate share of interest on
    indebtedness of 50%-owned investee        192               373             375           380          383        430

  Less:  Intercompany interest               (192)             (373)           (375)         (380)        (383)      (430)
                                         ---------         ---------        --------      --------     --------   --------
         Income as adjusted              $127,656          $130,483         $90,407       $51,737      $28,818    $24,543

Fixed charges
  Portion of rents representative of the
     interest factor                        2,125             2,259           2,051         1,430        1,121      1,031

  Interest on indebtedness                 27,586            25,559          13,362         9,881       10,897     16,092

  Interest capitalized                          0                 0              40

  Proportionate share of interest on
    indebtedness of 50%-owned investee        192               373             375           380          383        430

  Less:  Intercompany interest               (192)             (373)           (375)         (380)        (383)      (430)
                                          --------          --------        --------      --------     --------   --------
         Fixed charges                    $29,711           $27,818         $15,453       $11,311      $12,018    $17,123

Ratio of earnings to fixed charges            4.3               4.7             5.9           4.6          2.4        1.4
                                          ========          ========        ========      ========     ========   ========

                                                                Exhibit 12.2

UNITED COMPANIES FINANCIAL CORPORATION
COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
(dollars in thousands)

                                           Nine Months
                                         Ended Sept. 30,    Year Ended December 31,
                                              1996           1995             1994          1993        1992        1991
                                         ---------------    ------          ---------     -------      ------      ------
Income from continuing operations
  before income taxes                     $97,945          $102,665         $74,994       $40,426      $16,800     $7,420

Add
  Portion of rents representative of the
     interest factor                        2,125             2,259           2,051         1,430        1,121      1,031

  Interest on indebtedness                 27,586            25,559          13,362         9,881       10,897     16,092

  Proportionate share of interest on
    indebtedness of 50%-owned investee        192               373             375           380          383        430

  Less:  Intercompany interest               (192)             (373)           (375)         (380)        (383)      (430)
                                         ---------         ---------        --------      --------     --------   --------
         Income as adjusted              $127,656          $130,483         $90,407       $51,737      $28,818    $24,543

Fixed charges
  Preferred stock dividends                $4,355            $3,145                          $333

  Ratio of income from continuing
     operations before income taxes to
     income from cotinuing operations         158%              158%                          152%

  Preferred stock dividends on a pretax
     basis                                  6,859             4,973                           506

  Portion of rents representative of the
    interest factor                        $2,125            $2,259          $2,051        $1,430       $1,121     $1,031

  Interest on indebtedness                 27,586            25,559          13,362         9,881       10,897     16,092

  Interest capitalized                          0                 0              40             0            0          0

  Proportionate share of interest on
    indebtedness of 50%-owned investee        192               373             375           380          383        430

  Less:  Intercompany interest               (192)             (373)           (375)         (380)        (383)      (430)
                                          --------          --------        --------      --------     --------   --------
         Fixed charges                    $36,570           $32,791         $15,453       $11,817      $12,018    $17,123

Ratio of earnings to fixed charges            3.5               4.0             5.9           4.4          2.4        1.4
                                          ========          ========        ========      ========     ========   ========